UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2005

AIRNET COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-28217	59-3218138
(Commission file number)	(IRS Employer Identification Number)

3950 Dow Road, Melbourne, Florida 32934

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (321) 984-1990

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS FORM 8-K/A IS BEING FILED TO CORRECT A TYPOGRAPHICAL ERROR IN EXHIBIT 10.2.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated Security Agreement dated November 8, 2005 and amended and restated as of December 30, 2005 between Registrant and Laurus (Incorporated by reference to the Company’s Form 8-K, as filed on January 4, 2006)

10.2	Amended and Restated Minimum Borrowing Note Registration Rights Agreement dated November 8, 2005 and amended and restated as of December 30, 2005 between Registrant and Laurus (filed herewith)

10.3	Amended and Restated Secured Non-Convertible Revolving Note dated November 8, 2005 and amended and restated as of December 30, 2005 issued by Registrant to Laurus (Incorporated by reference to the Company’s Form 8-K, as filed on January 4, 2006)

10.4	Amended and Restated Secured Convertible Minimum Borrowing Note dated November 8, 2005 and amended and restated as of December 30, 2005 issued by Registrant to Laurus (Incorporated by reference to the Company’s Form 8-K, as filed January 4, 2006)

10.5	Amended and Restated Security Agreement Waiver dated December 30, 2005 between Registrant and Laurus (Incorporated by reference to the Company’s Form 8-K, as filed January 4, 2006)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET COMMUNICATIONS CORPORATION
Registrant

By:	/s/ Stuart P. Dawley
Stuart P. Dawley
Vice President, General Counsel and Secretary

Dated: February 15, 2006

Exhibit Index

Exhibit No.	Description
10.2	Amended and Restated Minimum Borrowing Note Registration Rights Agreement dated November 8, 2005 and amended and restated as of December 30, 2005 between Registrant and Laurus (filed herewith)